UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2017

1PM INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

333-203276	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

312 S. Beverly Drive #3104, Beverly Hills, California
(Address of principal executive offices) (zip code)

(424) 253-9991
(Registrant’s telephone number, including area code)

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

(1)	The Company has been contacted by additional cannabis companies in California inquiring about our assistance in their desire to become a public company. These companies contacted us based on the success that our initial cannabis company has been experiencing.

(2)

The Company is currently working with 4 companies. These company are in the following industries: Elder Care, Cannabis Cultivation, television production and energy shot and supplement company. Our officers have been assisting companies transforming from a private company to a public company since 2007. One of the initial reverse mergers completed by our officers was completed in 2008 and it successfully moved from the OTC to NYSE in 2014.

(3)	On September 6, 2017, the Company received a notice of conversion from EMA Financial for 45,600,000 shares. There is $33,824.00 remaining on the note.

(4)	On September 6, 2017, the Company received a notice of conversion from Typenex for 88,780,000 shares. There is $29,115.63 remaining on the note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1PM Industries, Inc.

Dated: September 8, 2017	By:	/s/ Joseph Wade
	Name:	Joseph Wade
	Title:	CEO

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